State Street Bank and Trust Company
P.O. Box 351
Boston. Massachusetts 02101





                             Subordination Agreement
                       AND NEGATIVE PLEDGE/SALE AGREEMENT

               Dated September 30, 1997






Name of Borrower

HAGLER BAILLY CONSULTING, INC


Names of Subordinated Lenders

HAGLER BAILLY, INC

                             SUBORDINATION AGREEMENT
                       AND NEGATIVE PLEDGE/SALE AGREEMENT

WHEREAS Hagler Bailly Consulting, Inc., a corporation organized under the laws of Delaware having its usual place of business in Arlington, VA (hereinafter called the "Borrower"), is indebted to the undersigned lenders (hereinafter called the "Subordinated Lenders") in the aggregate amount of ($ ) evidenced by the note (s) of the Borrower in the several amounts and dated and payable as follows:

       Amount                      Dated                        Payable

     WHEREAS, the Borrower and the Subordinated Lenders have requested STATE STREET BANK and TRUST COMPANY (hereinafter called the "Bank") to grant to the Borrower--a loan or advance an additional loan or advance - a renewal or an extension of time for the payment of the Borrower's indebtedness to the Bank --but the Bank is unwilling to grant such request unless the Subordinated Lenders shall subordinate in the manner and to the extent hereinafter provided the above mentioned indebtedness of the Borrower to the Subordinated Lenders and any and all other indebtedness and other obligations of the Borrower to the Subordinated Lenders whether now existing or hereafter incurred (all of which indebtedness and obligations present and future are hereinafter called the "Subordinated Indebtedness"): *

     NOW, THEREFORE, in consideration of the premises and as an inducement to the Bank to grant to the Borrower a loan or advance, or additional loans or advances, or a renewal or an extension of time, as the case may be (the undersigned waiving notice of any such action), and in consideration of the granting thereof, the Subordinated Lenders hereby severally and jointly agree with the Bank to subordinate, and each of them does hereby subordinate, the Subordinated Indebtedness to any and all indebtedness and other liabilities of the Borrower to the Bank now owing or existing or hereafter owing or arising, including principal, interest and expenses of collection, and, for the consideration aforesaid, the Subordinated Lenders for themselves, their executors, administrators, successors and assigns, severally and jointly agree with the Bank that--

        1. They will not at any time, until all indebtedness and liabilities of the Borrower to the Bank then existing have been paid in full, demand, accept or receive from the Borrower any payment of principal on account of the Subordinated Indebtedness, nor will they demand, accept or receive any collateral for the Subordinated Indebtedness, nor will they assert against the Borrower any right of setoff or of subrogation, nor will they transfer or assign any or all of the Subordinated Indebtedness.

        2. They may receive interest on the Subordinated Indebtedness if and so long as the Borrower shall not be in default in respect of any indebtedness or other liability of the Borrower to the Bank, but they will not demand or consent to any increase in the rate of such interest.

        3. In the event of any receivership, insolvency or bankruptcy proceedings instituted by or against the Borrower, or assignment or trust mortgage of any assets of the Borrower for the benefit of its creditors, or execution sale of any of its assets, or proceedings for reorganization of, or readjustment of debt by, the Borrower, or marshaling of assets of the Borrower, or proceedings, whether or not judicial, for liquidation, dissolution or other winding up of the Borrower, or any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower occurring for any reason, they will, in any such case, assign and pay over or deliver to the Bank, to the extent necessary to satisfy the then existing indebtedness and liabilities of the Borrower to the Bank in full with interest (plus expenses of collection), any and all dividends, payments and other distributions with respect to the Subordinated Indebtedness to which they would be entitled, of any kind or character, either in cash, property or securities, to be held by the Bank and applied by it for its own account to the extent of its rights hereunder.



*Without limiting the generality of the foregoing, the term "Subordinated Indebtedness" shall include the joint and several indebtedness and obligations of the Borrower and Hagler Bailly Consulting, Inc. to the Bank.

        4. In order to carry out the terms and intent of this undertaking more effectively, they will do all acts necessary or convenient to preserve for the Bank the benefits of this Subordination Agreement and will execute all agreements which the Bank may request for that purpose, and they hereby assign, transfer and set over to the Bank their claims against the Borrower arising on account of the Subordinated Indebtedness and, without imposing upon the Bank any duty with respect to preservation, protection or enforcement of the claims arising on account of the Subordinated Indebtedness, constitute and appoint the Bank their true and lawful attorney for the following purposes:

               (a) To collect any dividends, payments or other distributions which would otherwise be payable to, or receivable by, them on any liquidation, dissolution or other winding up of the Borrower or any liquidation or distribution of any part of the assets of the Borrower or in any proceedings affecting the Borrower under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment, composition or extension of indebtedness, or reorganization or dissolution of the Borrower, or execution sale on, or marshaling of, assets of the Borrower.

               (b)     To prove their claim in any such proceedings.

               (c) To accept or reject, to the extent to which they would be entitled to accept or reject, any plan of reorganization or arrangement in any such proceedings.

               (d) To accept any new securities or other property to which they would otherwise be entitled under any such plan of reorganization or arrangement or other proceedings.

               (e) And in general to do any act in connection with any of such proceedings which they might otherwise do, it being understood that the Bank shall account to them for any dividends or payments received in excess of the amount necessary to satisfy the claims of the Bank in full with interest and expenses of collection.

        5. If requested by Bank, they will all They herewith deposit with the Bank the all note(s) listed above evidencing Subordinated Indebtedness to be held by the Bank until all indebtedness and other liabilities of the Borrower to the Bank shall have been paid in full.

        6. No action which the Bank, or the Borrower with or without the consent of the Bank, may take, or refrain from taking with respect to any indebtedness and other liabilities of the Borrower to the Bank or any note or agreement representing the same, or any collateral therefor, or any agreement or agreements (including guaranties) in connection therewith, shall affect this Subordination Agreement or the obligations of the Subordinated Lenders hereunder. If all indebtedness and other liabilities of the Borrower to the Bank are at any time or times hereafter paid or performed in full and thereafter the Borrower again becomes indebted or otherwise obligated to the Bank, the provisions of this Subordination Agreement shall apply to said new indebtedness or other liabilities unless before the same arc incurred the Subordinated Lenders notify the Bank in writing to the contrary.

        7. In the event that the Bank shall transfer any indebtedness or other liabilities of the Borrower to the Bank to which the Subordinated Indebtedness is hereby subordinated, the transferee thereof and successive transferees thereafter shall have the same rights hereunder as the Bank, it being intended that the benefits of this Subordination Agreement shall attach to and follow said indebtedness or other liabilities irrespective of changes in the ownership thereof.

        8. In the event that this Subordination Agreement is with a single Subordinated Lender all references herein to the Subordinated Lenders shall mean such single Subordinated Lender.

        9. Rider A attached hereto is incorporated herein and is a part hereof.

     IN WITNESS WHEREOF, the undersigned, intending the same to take effect as a sealed instrument, have executed this instrument as of the 30th day of September, 1997.

                                   HAGLER BAILLY, INC.
                                   By:  /s/  Daniel M. Rouse
                                        -----------------------------------
                                        Title: VP, CFO, Treasurer and Secretary

     The undersigned, designated as the Borrower in the above Subordination Agreement, hereby agrees not to make any payments or take any other action contrary to the provisions of said Agreement.

                                   HAGLER BAILLY CONSULTING, INC.
                                   By:  /s/  Daniel M. Rouse
                                        ----------------------------------------
                                        Senior VP, CFO, Treasurer and Secretary
                                                                         (Title)

                     Rider A to Subordination Agreement and
                  Negative Pledge/Sale Agreement ("Agreement")


        (a) The provisions of this Rider A are incorporated in and made a part of the above referenced Agreement for all purposes thereof.

        (b) The undersigned, Hagler Bailly, Inc., being the Subordinated Lender referred to in the Agreement (the "Subordinated Lender"), hereby represents, warrants, covenants and agrees to and for the benefit of the Bank as follows:

                (i) The Subordinated Lender owns, beneficially and of record, all of the outstanding shares of capital stock of the Borrower, free of any assignment, pledge, lien, security interest, charge, option or other encumbrance.

                (ii) So long as the Agreement shall continue in effect, the Subordinated Lender will not sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock of the Borrower (or options to acquire any such shares), nor will the Subordinated Lender permit the Borrower to issue any additional shares of its capital stock or reissue any treasury shares (or options to acquire any such shares), whether now or hereafter authorized, unless such shares are issued to the Subordinated Lender.



                               HAGLLR BAILLY, INC.

                               By:  /s/  Daniel M. Rouse
                                    --------------------------------------------
                                    Vice President, CFO, Treasurer and Secretary
                                                                         (Title)